                                                                    EXHIBIT 3.11

Corporations Section                              Geoffrey S. Connor
P.O.Box 13697                                     Assistant Secretary of State
Austin, Texas 78711-3697

                           [THE STATE OF TEXAS LOGO]

                        OFFICE OF THE SECRETARY OF STATE

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

                    AMERCO REAL ESTATE COMPANY OF TEXAS, INC.
                            Filing Number: 114817000

Articles Of Incorporation                                         March 30, 1990
Change Of Registered Agent/Office                                  July 13, 1990
Assumed Name Certificate                                          March 23, 1995
Public Information Report (PIR)                                December 31, 2001
Public Information Report (PIR)                                December 31, 2002

                                    In testimony whereof, I have hereunto signed
                                    my name officially and caused to be
                                    impressed hereon the Seal of State at my
                                    office in Austin, Texas on August 05, 2003.
(SEAL)
                                            /s/ Geoffrey S. Connor
                                            Geoffrey S. Connor
                                            Assistant Secretary of State

          Come visit us on the internet at http://www.sos.state.tx.us/
PHONE(512) 463-5555                          FAX(512) 463-5709         TTY7-1-1
Prepared by: Beverly Mayfield

                          ARTICLES OF INCORPORATION

                                       OF

                      AMERCO REAL ESTATE COMPANY OF TEXAS,

                               A TEXAS CORPORATION

         I, the undersigned incorporator, being a natural person over the age of eighteen years, hereby adopt the following Articles of Incorporation for the purpose of forming a profit corporation under the laws of the State of Texas:

                                        I

         The name of the corporation is: AMERCO REAL ESTATE COMPANY OF TEXAS,
INC.

                                       II

         The period of duration of the corporation shall be perpetual.

                                       III

         The purpose for which the corporation is organized is for the transaction of any or all lawful business for which corporations may be incorporated under this Act.

                                       IV

         The aggregate number of shares which the corporation shall have authority to issue is 100 shares of Common stock with a $10.00 par value each.

                                        V

         The corporation will not commence business until it has received for the issuance of shares consideration of the value of a stated sum which shall be at least One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

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Page 2

                                       VI

         The post office address of its initial registerest office is 1601 Elm Street, Dallas, Texas 75201 and the name of the initial registered agent at such address is C. T. Corporation System.

                                       VII

         The number of directors constituting the initial board of directors will be three (3) and the name and address of the persons who is to serve as directors until the first meeting of the shareholders or until his sucessor be elected and qualified are:

         Edward J. Shoen, 2727 N. Central Ave. Phoenix, Az. 85004
         Gary V. Klinefelter, 1927 E. Woodman Dr. Tempe, Az. 85283 George R. Olds, 3311 E. Dry Creek Road, Phoenix, Az. 85044

                                      VIII

         The name and address of the incorporator is:

         Gary V. Klinefelter, 1927 E. Woodman Dr. Tempe, Az. 85283

         IN TESTIMONY WHEREOF, I have set my hand this 28th day of March, 1990.

                                            /s/ Gary V. Klinefelter
                                            ------------------------------------
                                            Gary V. Klinefelter, Incorporator

STATE OF ARIZONA

COUNTY OF MARICOPA

         This is to certify that on this 28th day of March, 1990, personally appeared before me Gary V. Klinefelter, Incorporator of Amerco Real Estate Company of Texas, Inc., being by me first duly sworn, deposes and says that he signed the foregoing Articles of Incorporation in the capacity indicated, and that the statements therein contained are true.

                                            /s/ Blanche I. Passolt
                                            ------------------------------------
                                                       NOTARY PUBLIC

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is: AMERCO BUSINESS CONSULTANTS, INC. and is organized and existing under the Arizona and is qualified to do business in the State of Texas.

         2. The name of the corporation to which this Consent is being given and which is about to be organized under the laws of the State of Texas is:

                    AMERCO REAL ESTATE COMPANY OF TEXAS, INC.

         IN WITNESS WHEREOF, this corporation has caused this Consent to be executed this 28th March, 1990.

                                    AMERCO BUSINESS CONSULTANTS, INC.,
                                    An Arizona Corporation, qualified in Texas

                                    BY: /s/ John A. Lorentz
                                        ---------------------------------------
                                         John A. Lorentz, Assistant Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         Before me, a Notary Public, personally appeared John A. Lorentz, known to me to be the person who executed and attested the foregoing instrument respectively, and acknowledged that he executed and attested the same for the purposes therein contained and that the statements are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 28th day of March, 1990.

                                           /s/ Blanche I. Passolt
                                           -------------------------------------

To the Secretary of State
   of the State of Texas:

         C T Corporation System, as the registered agent for the domestic and foreign corporations named on the attached list submits the following statement for the purpose of changing the registered office for such corporations, in the State of Texas:

1.       The name of the corporation is See attached list

         2. The post office address of its present registered office is c/o C T CORPORATION SYSTEM, 1601 ELM STREET, DALLAS, TEXAS 75201

         3. The post office address to which its registered office is to be changed is c/o C T CORPORATION SYSTEM, 350 N. ST. PAUL STREET, DALLAS, TEXAS 75201

         4.       The name of its present registered agent is C T CORPORATION
                  SYSTEM

         5.       The name of its successor registered agent is C T CORPORATION
                  SYSTEM

         6. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

         7. Notice of this change of address has been given in writing to each corporation named on the attached list 10 days prior to the date of filing of this certificate.

Dated July 2, 1990.

                                                    C T CORPORATION SYSTEM

                                             By /s/ [ILLEGIBLE]
                                                -----------------------
                                                    Its Vice President

                            ASSUMED NAME CERTIFICATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles organization, certificate of limited partnership, application or comparable document is AMERCO REAL ESTATE COMPANY OF TEXAS, INC.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is AMERCO REAL ESTATE COMPANY.

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 350 N. St. Paul St. Dallas, Texas 75201.

4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years.

5. The entity is a (circle one): business corporation, non-profit corporation, professional corporation, professional association, limited liability company, limited partnership, registered limited liability partnership or some other type of incorporated business, professional or other association (specify) Business corporation.

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 350 N. St. Paul St. Dallas, Texas 75201 and the name of its registered agent at such address is C T Corporation System. The address of the principal office (if not the same as the registered office) is 2721 N. Central Avenue, Phoenix, AZ 85036.

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is ____________________ _____________________ and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ___________________________________ and the office address elsewhere is __________________________________________________
         _____________________________________________________________________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT"):
         All.

     (Certificate must be executed and notarized on the back of this form.)

(TEX - 1228 - 9/20/94)

                                /s/ [ILLEGIBLE]
                                -----------------------------------------------
                                Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

Before me on this 22nd day of March, 1995, personally appeared Charles Bayer and acknowledged to me that ----- he executed the foregoing certificate for the purposes therein expressed.

                               /s/ [ILLEGIBLE]
                               ----------------------------------
         (Notary Seal)

                               Notary Public Maricopa County

                INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE

1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, articles of organization, certificate of limited partnership or application, must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.

2. The information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information on file with this office, you may contact our corporate information unit at (512) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this information.

3. A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

4. For purposes of filing with the secretary of state, the assumed name registrant should submit an originally executed assumed name certificate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporations Section, P.O. Box 13697, Austin, Texas 78711-3697. The phone number is (512) 463-5582,
         TDD: 735-2989, FAX: (512) 463-5709.

5. All assumed name certificates to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.

6. Whenever an event occurs that causes the information in the assumed name certificate to become materially misleading (e.g. change of registered agent/office or a change of name), a new certificate must be filed within 60 days after the occurrence of the events which necessitate the filing.

7. A registrant that ceases to transact business or render professional services under an assumed name for which a certificate has been filed may file an abandonment of use pursuant to the Texas Business and Commerce Code, Section 36.14. Forms for this purpose are available from this office.

700/0045
Revised 12/94

The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex religion, age or disability in employment [ILLEGIBLE] the provision of services

                  PUBLIC INFORMATION REPORT (PIR) NOTIFICATION

A COPY OF THE LISTED REPORT IS NOT AVAILABLE FROM THE OFFICE OF THE SECRETARY OF THE STATE OF TEXAS. PRIOR TO AUGUST 2001, THE SECRETARY OF STATE DID NOT RETAIN A COPY OF THE PUBLIC INFORMATION REPORT, WHICH PROVIDES MANAGEMENT INFORMATION MADE AVAILABLE BY THE REPORTING ENTITY. IF YOU HAVE RECEIVED THIS NOTIFICATION IN LIEU OF A COPY OF A LISTED REPORT, YOU MAY CONTACT THE TEXAS COMPTROLLER OF PUBLIC ACCOUNTS AT (512) 463-4600 TO REQUEST A COPY OF THE RECORD FILED WITH THE COMPTROLLER.

[LOGO] [ILLEGIBLE] 05-102                            3333         b. [ ]
               (Rev. 2-02.20)                             ------  ------
a. I Code [ ] 13196                                                           Do not write in the space above
                                                                  ------------------------------------------------------
TEXAS FRANCHISE TAX                                       ------  c. Taxpayer identification number  d. Report year
PUBLIC INFORMATION REPORT                                 ------  [ ]  3-01139-8639-9                [ ]  2002
MUST be filed with your Corporation Franchise Tax Report          ------------------------------------------------------
                       Corporation name and address
--------------------------------------------------------------------       e. PIR / IND    [ ] [ ] 1, 2, 3, 4
    [ILLEGIBLE]                                                          -----------------------------------------------
         AMERCO REAL ESTATE COMPANY OF TEXAS INC                             Secretary of State file number or, if none.
         PO BOX 21517                                                                 Comptroller unchartered number
         PHOENIX                               AZ 85036-1517             -----------------------------------------------
                                                                                              g. [ ]          [ ]
                                                                         Item A on Franchise     01148170-00      2
                                                                         Tax Report form, Page 1
--------------------------------------------------------------------     -----------------------------------------------

The following information MUST be provided for the
Secretary of State (S.O.S.) by each corporation or limited
liability company that files a Texas Corporation Franchise
Tax Report. The information will be available for public
inspection.                                                          [ILLEGIBLE]

"SECTION A" MUST BE COMPLETE AND ACCURATE.
If preprinted information is not correct, please type or
print the correct information.                                PLEASE SIGN BELOW!

- Blacken this circle completely if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation's principal office
     2727 N. CENTRAL AVE., PHOENIX AZ 85004

Principal place of business
     SAME AS ABOVE

SECTION A. Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME                                                      TITLE           DIRECTOR        Social Security No. (Optional)
----                                                      -----           --------
    CARLOS VIZCARRA                                       P               [ ] YES
------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS                                                                             Expiration date (mm-dd-yyyy)
---------------
         2727 N CENTRAL AVE PHOENIX, AZ 85004
------------------------------------------------------------------------------------------------------------------------
NAME                                                      TITLE           DIRECTOR          Social Security No. (Optional)
----                                                      -----           --------
    GARY V KLINEFELTER                                    S               [ ] YES
------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS                                                                             Expiration date (mm-dd-yyyy)
---------------
         2727 N CENTRAL AVE PHOENIX, AZ 85004
------------------------------------------------------------------------------------------------------------------------
NAME                                                      TITLE           DIRECTOR          Social Security No. (Optional)
----                                                      -----           --------
    GEORGE R OLDS                                         DIRECTOR        [X] YES
------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS                                                                             Expiration date (mm-dd-yyyy)
---------------
         2727 N CENTRAL AVE PHOENIX, AZ 85004
------------------------------------------------------------------------------------------------------------------------
NAME                                                      TITLE           DIRECTOR          Social Security No. (Optional)
----                                                      -----           --------
    EDWARD J SHOEN                                        DIRECTOR        [X] YES
------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS                                                                             Expiration date (mm-dd-yyyy)
---------------
         2727 N CENTRAL AVE PHOENIX, AZ 85004
------------------------------------------------------------------------------------------------------------------------
NAME                                                      TITLE           DIRECTOR          Social Security No. (Optional)
----                                                      -----           --------
    GARY V KLINEFELTER                                    DIRECTOR        [X] YES
------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS                                                                             Expiration date (mm-dd-yyyy)
---------------
         2727 N CENTRAL AVE PHOENIX, AZ 85004
------------------------------------------------------------------------------------------------------------------------

SECTION B.   List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets, if necessary.

------------------------------------------------------------------------------------------------------------------------
Name of owned (subsidiary) corporation      State of incorporation      Taxes S.O.S. file number     Percentage Interest

------------------------------------------------------------------------------------------------------------------------
Name of owned (subsidiary) corporation      State of incorporation      Taxes S.O.S. file number     Percentage Interest

------------------------------------------------------------------------------------------------------------------------

SECTION C.   List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

------------------------------------------------------------------------------------------------------------------------
Name of owning (parent) corporation          State of incorporation      Taxes S.O.S. file number     Percentage Interest
    AMERCO REAL ESTATE COMPANY                        NV                          N/A                      100.00
------------------------------------------------------------------------------------------------------------------------

Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State)

    Agent:  CT CORPORATION SYSTEM
    Office: 350 N. ST. PAUL STREET      - Blacken this circle if you need forms
            DALLAS, TX 75201              to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation

-----------------------------------------------------------------------------------------------------------------------
          Officer, director, or other authorized person   Title          Date     Daytime phone (Area code and number)
SIGN   -  [ILLEGIBLE]                                     PRESIDENT    4/19/02    [ILLEGIBLE]
HERE
------------------------------------------------------------------------------------------------------------------------
                                                                                                               0308105